                                                                    EXHIBIT 99.5

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC3

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                               SEPTEMBER [9], 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

         SCENARIO                               1                      2                    3                      4
--------------------                     -----------------        ---------------      ----------------       -----------------
               RATES                         Forward                Forward              Forward                 Forward
               SPEED   %HBK curves             75%                    100%                 125%                    75%
    DEFAULT SEVERITY   %HBK curves             50%                     50%                  50%                    50%
 DEFAULT P&I ADVANCE                          100%                    100%                 100%                   100%
DEFAULT RECOVERY LAG      Months               12                      12                   12                     12
            TRIGGERS                          Fail                    Fail                 Fail                   Fail
        CLEANUP CALL                       To Maturity             To Maturity           To Maturity            To Maturity
     DEFAULT BALANCE                     Current  Balance         Current Balance      Current Balance        Current Balance
     CPR = CDR + CRR  Capped at  prepay
           CPR = CRR   PSA standard         CPR = CRR               CPR = CRR            CPR = CRR               CPR = CRR
--------------------  -----------------  -----------------        ---------------      ----------------       -----------------
CLASS   RATINGS
-----   -------
B3      BB+            Yield (%)                8.540                  8.240                7.940                  8.540
                       DM                        332                    319                  312                    334

                       WAL                     15.960                  12.650               10.120                15.390
                       Principal            0.00 (0.00%)            0.00 (0.00%)         0.00 (0.00%)          0.00 (0.00%)
                       Writedown
                       Cum Loss         35,202,326.39 (5.42%)   26,221,755.69 (4.03%) 20,090,579.42 (3.09%)  45,362,348.97 (6.98%)

         SCENARIO            5                     6                      7                   8                      9
--------------------  -----------------     -----------------       ---------------      ----------------      -----------------
               RATES      Forward               Forward                Forward             Forward                Forward
               SPEED        100%                  125%                   75%                 100%                   125%
    DEFAULT SEVERITY         50%                   50%                   50%                  50%                    50%
 DEFAULT P&I ADVANCE        100%                  100%                  100%                 100%                   100%
DEFAULT RECOVERY LAG         12                    12                    12                   12                     12
            TRIGGERS        Fail                  Fail                  Fail                 Fail                   Fail
        CLEANUP CALL    To Maturity            To Maturity           To Maturity          To Maturity            To Maturity
     DEFAULT BALANCE   Current Balance        Current Balance      Current Balance      Current Balance        Current Balance
     CPR = CDR + CRR
           CPR = CRR      CPR = CRR             CPR = CRR              CPR = CRR           CPR = CRR              CPR = CRR
--------------------  -----------------     -----------------       ---------------      ----------------      -----------------
CLASS   RATINGS
-----   -------
B3        BB+                8.240               7.950                  8.530                8.240                  7.940
                              322                 315                    335                  324                    308

                             12.250              9.840                  14.860              11.890                 10.330
                          0.00 (0.00%)         0.00 (0.00%)           0.00 (0.00%)       0.00 (0.00%)           0.00 (0.00%)

                      34,015,055.29 (5.23%) 26,188,579.43 (4.03%) 54,856,380.92 (8.44%) 41,397,976.05 (6.37%)  32,022,569.58 (4.93%)

         SCENARIO                                    1                         2                         3
--------------------                       --------------------------- --------------------------- ---------------------------
               RATES                       Forward, up 200 over 12 mos Forward, up 200 over 12 mos Forward, up 200 over 12 mos
               SPEED    %pricing                       75%                        100%                        125%
    DEFAULT SEVERITY                                   50%                         50%                         50%
 DEFAULT P&I ADVANCE                                  100%                        100%                        100%
DEFAULT RECOVERY LAG      Months                       12                          12                          12
            TRIGGERS                                  Fail                        Fail                        Fail
        CLEANUP CALL                               To Maturity                 To Maturity                 To Maturity
     DEFAULT BALANCE                            Current  Balance             Current Balance             Current Balance
     CPR = CDR + CRR  Capped at  prepay
           CPR = CRR   PSA standard                 CPR = CRR                   CPR = CRR                   CPR = CRR
--------------------  -----------------    --------------------------- --------------------------- ---------------------------
CLASS   RATINGS
-----   -------
B3      BB+            Yield (%)                      9.380                     9.010                      8.590
                       DM                              231                       204                        174

                       WAL                           15.980                    12.830                      11.350
                       Principal Writedown         0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
                       Cum Loss              35,242,669.34 (5.42%)      26,239,080.97 (4.04%)      20,097,782.15 (3.09%)

         SCENARIO               4                            5                          6
--------------------  --------------------------- ---------------------------  ---------------------------
               RATES  Forward, up 200 over 12 mos Forward, up 200 over 12 mos  Forward, up 200 over 12 mos
               SPEED              75%                        100%                         125%
    DEFAULT SEVERITY              50%                         50%                          50%
 DEFAULT P&I ADVANCE             100%                        100%                         100%
DEFAULT RECOVERY LAG              12                          12                           12
            TRIGGERS             Fail                        Fail                         Fail
        CLEANUP CALL          To Maturity                 To Maturity                  To Maturity
     DEFAULT BALANCE        Current Balance             Current Balance              Current Balance
     CPR = CDR + CRR
           CPR = CRR           CPR = CRR                   CPR = CRR                    CPR = CRR
--------------------  --------------------------  --------------------------   --------------------------
CLASS   RATINGS
-----   -------
B3      BB+                     8.400                    4.780                         5.910
                                 116                     -222                          -119

                                24.430                  16.400                         16.740
                          790,699.80 (24.33%)       2,380,991.20 (73.26%)        1,353,161.41 (41.64%)
                         45,412,278.87 (6.99%)      34,036,710.11 (5.24%)        26,197,646.35 (4.03%)

         SCENARIO                 7                           8                            9
-------------------- ---------------------------  --------------------------  ---------------------------
               RATES Forward, up 200 over 12 mos  Forward up 200 over 12 mos  Forward up 200 over 12 mos
               SPEED             75%                         100%                        125%
    DEFAULT SEVERITY             50%                          50%                         50%
 DEFAULT P&I ADVANCE            100%                         100%                        100%
DEFAULT RECOVERY LAG             12                           12                          12
            TRIGGERS            Fail                         Fail                        Fail
        CLEANUP CALL         To Maturity                 To Maturity                  To Maturity
     DEFAULT BALANCE       Current Balance             Current Balance              Current Balance
     CPR = CDR + CRR
           CPR = CRR          CPR = CRR                   CPR = CRR                    CPR = CRR
-------------------- --------------------------   -------------------------   ---------------------------
CLASS   RATINGS
-----   -------
B3      BB+                   (25.030)                     (32.530)                     (33.670)
                               -3182                        -4020                        -4151

                               5.040                        4.490                        4.500
                       3,250,000.00 (100.00%)      3,250,000.00 (100.00%)        3,250,000.00 (100.00%)
                        54,914,344.03 (8.45%)       41,423,355.79 (6.37%)         32,033,269.67 (4.93%)


         SCENARIO                                     1                           2                           3
--------------------                     -------------------------- -------------------------- --------------------------
               RATES                           Forward, up 200             Forward, up 200             Forward, up 200
               SPEED    %pricing                     75%                        100%                        125%
    DEFAULT SEVERITY                                 50%                         50%                         50%
 DEFAULT P&I ADVANCE                                100%                        100%                        100%
DEFAULT RECOVERY LAG      Months                     12                          12                          12
            TRIGGERS                                Fail                        Fail                        Fail
        CLEANUP CALL                             To Maturity                 To Maturity                 To Maturity
     DEFAULT BALANCE                          Current  Balance             Current Balance             Current Balance
     CPR = CDR + CRR  Capped at  prepay
           CPR = CRR   PSA standard               CPR = CRR                   CPR = CRR                   CPR = CRR
--------------------  -----------------  -------------------------- -------------------------- --------------------------
CLASS   RATINGS
-----   -------
B3      BB+           Yield (%)                     9.450                     8.910                      7.020
                      DM                             218                       160                        -22

                      WAL                          16.860                    17.720                      18.210
                      Principal Writedown       0.00 (0.00%)               0.00 (0.00%)              720,595.03 (22.17%)
                      Cum Loss               35,242,669.34 (5.42%)       26,239,080.97 (4.04%)     20,097,782.15 (3.09%)

         SCENARIO               4                           5                          6                          7
--------------------  -------------------------- --------------------------  -------------------------- --------------------------
               RATES       Forward, up 200             Forward, up 200             Forward, up 200            Forward, up 200
               SPEED             75%                        100%                        125%                       75%
    DEFAULT SEVERITY             50%                        50%                         50%                        50%
 DEFAULT P&I ADVANCE             100%                       100%                        100%                       100%
DEFAULT RECOVERY LAG              12                         12                          12                         12
            TRIGGERS             Fail                       Fail                        Fail                       Fail
        CLEANUP CALL         To Maturity                To Maturity                 To Maturity                To Maturity
     DEFAULT BALANCE       Current Balance            Current Balance             Current Balance            Current Balance
     CPR = CDR + CRR
           CPR = CRR          CPR = CRR                  CPR = CRR                   CPR = CRR                  CPR = CRR
--------------------  -------------------------- --------------------------  -------------------------- --------------------------
CLASS   RATINGS
-----   -------
B3      BB+                    (11.650)                 (29.330)                       (39.570)                 (71.460)
                                -1786                    -3687                          -4868                    -9016

                               6.940                     4.680                          4.060                    2.760
                          3,250,000.00 (100.00%)     3,250,000.00 (100.00%)         3,250,000.00 (100.00%)   3,250,000.00 (100.00%)
                          45,412,278.87 (6.99%)     34,036,710.11 (5.24%)           26,197,646.35 (4.03%)    54,914,344.03 (8.45%)

         SCENARIO                 8                           9
--------------------   --------------------------  ----------------------------
               RATES        Forward, up 200               Forward, up 200
               SPEED              100%                         125%
    DEFAULT SEVERITY              50%                           50%
 DEFAULT P&I ADVANCE              100%                         100%
DEFAULT RECOVERY LAG               12                           12
            TRIGGERS              Fail                         Fail
        CLEANUP CALL          To Maturity                   To Maturity
     DEFAULT BALANCE        Current Balance               Current Balance
     CPR = CDR + CRR
           CPR = CRR           CPR = CRR                     CPR = CRR
--------------------   --------------------------  ----------------------------
CLASS   RATINGS
-----   -------
B3      BB+                  (72.050)                       (72.000)
                              -9100                          -9094

                              2.760                          2.780
                         3,250,000.00 (100.00%)      3,250,000.00 (100.00%)
                         41,423,355.79 (6.37%)       32,033,269.67 (4.93%)